© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED RTEC Analyst Day A Customer’s Perspective February 4, 2015 Norm Armour, VP of Manufacturing Technology, Western Digital Corp WD CONFIDENTIAL

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 2 Forward-Looking Statements SAFE HARBOR This presentation contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding storage trends, the growing storage revenue, the demand for storage media, the co-existence of multiple storage technologies and growth opportunities. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Additional key risks and uncertainties include the impact of continued uncertainty and volatility in global economic conditions; actions by competitors, business conditions and growth in the various hard drive segments. More information about the other risks and uncertainties that could affect our business are listed in our filings with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov, including our most recently filed periodic report, to which your attention is directed. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. This presentation contains financial measures defined as non-GAAP by the SEC. We believe that certain non-GAAP financial measures, when presented in conjunction with comparable GAAP (Generally Accepted Accounting Principles) measures, are useful because that information is an appropriate measure for evaluating our operating performance. Non-GAAP information is used to evaluate business performance and management's effectiveness. These measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures may not be calculated in the same manner by all companies and therefore may not be comparable. WD CONFIDENTIAL

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 3 Western Digital – A Storage Solutions Leader ABOUT STORAGE INDUSTRY & WESTERN DIGITAL Revenue $15B Share 45% Annual Shipments 240M R&D $1.6B # of Employees 88,000 Patents 7,000 $38B Addressable Market ¹ Source: IDC HDD and enterprise SSD (Worldwide Hard Disk Drive 2013-2018 Forecast & Worldwide Solid State Storage 2012-2017Forecast and Analysis) WD CONFIDENTIAL

ABOUT STORAGE INDUSTRY & WESTERN DIGITAL

WD & HGST Teams Around the World



California Locations

Irvine, CA
- WDC Corporate
- HDD

Fremont, CA
- Heads / Wafer

Santa Ana, CA
- SSD R&D

San Diego, CA
- SSD R&D

San Jose, CA
- HDD / Heads / Wafer / Media / SSD / Software / Systems

Other U.S. Locations

Austin, TX
- SSD R&D

Boulder, CO
- HDD / New Business Dev

Colorado Springs, CO
- New Business Dev

Longmont, CO
- Design Center

Lincoln, MA
- SSD Development

Rochester, MN
- HDD / SSD / System Integration Test (SIT) Lab

Factories

Manaus, Brazil
- HDD

Factories / R&D

Johor, Malaysia
- Substrate

Kuala Lumpur, Malaysia
- HDD

Penang, Malaysia
- Heads / Media

Penang, Malaysia
- SSD

Sarawak, Malaysia
- Substrate

Surrey, UK
- SSD R&D

Factories / R&D

Bangkok, Thailand
- HDD / Heads

Prachinburi, Thailand
- HDD

Bangalore, India
- SSD R&D

Pune, India
- SSD R&D

Factories / R&D

Fujisawa, Japan
- HDD R&D

Hsinchu City, Taiwan
- SSD R&D

Laguna, Philippines
- Heads / Sliders

Odawara, Japan
- Heads / Wafer

Shenzhen, China
- HDD / Heads / Media

Singapore
- Media

Singapore
- HDD / SSD R&D

WDC Employees Worldwide: **Over 88,000**

WD Locations   HGST Locations

New locations indicated in Green

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© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED **WD CONFIDENTIAL**

absolutely™ WD

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 5 Growing Storage Demand Digital content driving demand growth Annual 550M HDD shipments ABOUT STORAGE INDUSTRY & WESTERN DIGITAL Source: IDC HDD and SSD (Worldwide Hard Disk Drive 2013-2017 Forecast & Worldwide Solid State Storage 2013-2017 Forecast and Analysis) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2012 2013 2014 2015 2016 2017 2018 HDD + SSD Enterprise Revenue Forecast HDD SSD Enterprise R e v e n u e $ B 0 500 1000 1500 2000 2500 3000 3500 2012 2013 2014 2015 2016 2017 2018 2019 2020 Enterprise Storage PC Personal Storage Other CE Tablet Mobile Phones Storage 23% CAGR E xa b y te S hipmen t WD CONFIDENTIAL

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 6 Shipment Market Share TOTAL HDD WD CONFIDENTIAL

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 7 New Opportunities in Storage ADDRESSING CUSTOMER NEEDS The Future Solutions Customer Needs Mobility Cloud Connected Life PCIe SSD SAS SSD Cold storage High-capacity HDDs Sealed HDDs Home Datacenter” Gaming/DVR Consumption devices Software My Cloud Thin HDD Hybrid HDD Accelerating cloud opportunity Big Data revolution Economics drive tiering Software and integration with public cloud Mobile devices have limited storage Entertainment: anywhere, anytime Fragmented content on multiple devices Expanding use of NAS Thin and light devices emerge Consumers use more than one device Evolve Storage into Platforms, Solutions and Infrastructure WD CONFIDENTIAL

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 8 WD HDD Core Business Has 2 Focus Segments PRODUCT TRENDS 1. Invest in strong cycle capacities 2. Continued cost refresh of existing capacity point (PPV focus) 3. Customers are price point focused 1. Invest in strong and weak capacities 2. Multi-disk + weak cycle capacity = PPV and new cap points 3. Customer are cost per GB focused Low Cost, Single Disk, Ultra Volume, Low Growth Non PC, High Platter Count, High Growth $/Device Focus $/GB Focus WD CONFIDENTIAL

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED 9 Megatrends Driving Increasing Storage Requirements 1 http://socialbarrel.com/facebook-photo-library-now-250-billion-user-photos/53315/ September 2013, http://www.youtube.com/yt/press/statistics.html May 5, 2014 and Western Digital Analysis. 2 “Gartner Forecast: Consumer Digital Storage Needs 2010-2016; 16 March 2012, Shalini Verma (G00232445)”. 3 Big Data: A Revolution That Will Transform How We Live, Work and Think by Viktor Mayer-Schoenberger and Kenneth Cukier. C O N S U M E R S O C I A L M E D I A In 2016, each household projected to have 3.3TB of storage = total estimate of 4,000 EB 200+ EB needed by 2020: 350 million photos uploaded daily on Facebook 144,000 hours of video uploaded daily on YouTube Farecast crunched 200 billion flight-price records to make predictions (75% accuracy in 2012, saving avg. $50 per ticket) 1 2 3 Cloud and mobility innovations spur storage growth B I G D ATA CONTENT EXPLOSION WD CONFIDENTIAL

® Today’s manufacturing lines, regardless of industry, are complex “ecosystems” that require constant attention and monitoring.  Without vigilance these entities will not achieve their profitability or capacity entitlements Yield, performance, and profitability often do not end at the doorway of a single factory  Comprehending the entire supply chain is a must  Information flow is as important to sustaining a modern factory as WIP management  It’s not enough just to generate data out of a factory. If this data is not transformed into information the value is lost Transforming data has to happen with the end user and their specific needs in mind. A one size fits all data/information retention system will not be effective.  Engineers use data differently then Factory logistics  Finance systems require different data details then Control systems Need in Modern Factories/ “Fabs”

® Historically factory systems could exist as isolated/local capability's that served a special niche in the factory.  MES systems did not interact with capacity planning systems  SPC did not interact with FDC and APC  Maintenance activities are time based and independent of other factors  Yield management was an end-of the-line activity Today’s manufacturing lines require systems that interact, and react to one and other in a synergistic and holistic manner.  MES systems must be aware of capacity and planning needs  Maintenance must comprehend WIP  Yield must be part of an overall control system strategy Systems Support the Needs in Modern Factories Page  11 WD Confidential

Enabling Manufacturing Technology

Run	Measure/Control	Improve
Material Transport WIP Positioning Tool buffering Localized storage Material Handling RF ID/bar code tracking **Computer Integrated Manufacturing** MES Material selection/tracking Dispatch/Scheduling Recipe /Route Set-up and Mgmt Equipment Performance Mgmt Experiment management	**Optimized Metrology** Real -time equipment data Adaptive Sampling Virtual Metrology Metrology Management **Comprehensive Excursion Prevention:** Equip Integration Remote Diagnostics SPC, FDC, APC Intelligent PMs Chamber Matching	**Yield Management** Wafer/material Positional Analysis Spatial Pattern Recognition Intelligent Data Mining Design Aware Defect Mgmt Automatic Defect Classification Integrated YMS/FDC **Corrective Action Workflow/FMEA** FRACAS

Reports/Dashboards

Real-time Enterprise :
Manufacturing/Equipment/WIP
Yield dashboard, Customer Yield Feedback,
Design Yield reporting

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® 13 Discover DB System Layout WD CONFIDENTIAL

® BigData Dashboards  Real time visibility into any aspect of manufacturing, performance or yield  Continuously updated reporting roll-ups Automated “Real Time” Alarm Systems  Not just an spurious signal, but systems that include 1st / 2nd level fault isolation & diagnostics Look-Ahead Systems  Maintenance planning with WIP considerations  Yield/Performance forecasting  Preemptive warning systems ahead of outright failure Self-Determined Report Generation  Complex reports generated on demand by users Advanced Factory Systems Drive “VISIBLE” Advantages for Factories Page  14 WD Confidential

® Head Mfg. Operations occur in 2-3 geographically separated facilities.  Compiling information about head genealogy is critical Devices are three-dimensional and require tight tolerance controls.  Total cycle times from wafer start to outgoing head testing are several weeks.  Final yields can not be determined until magnetic heads are actually incorporated into the completed hard disk.  Predictive modeling and point-of-occurrence control systems are key Magnetic Head Manufacturing Overview Page  15 WD Confidential  Magnetic Head manufacturing encompasses 100’s of unit operations.  Operations with many in-situ depositions, with individual layers <5 Ang. thicknesses are involved.  Functional geometries <20nm are involved.  “Device” count per wafer is extremely high.

®  Until Advanced Factory Systems were deployed, a high percentage of an engineer’s time went into acquiring and organizing the data they needed to solve the problem at hand.  Only the largest issues were being addressed.  Time to obtain answer were lengthy.  Data had to be hand ported from overseas facilities.  Engineers had their own methods and sources for obtaining needed data. Resources were stretched between data acquisition and focusing on baseline improvements.  Work towards improving variability, reducing excursions rates, increasing manufacturing uptimes, etc can be resourced more heavily with Advanced Factory Systems.  In the past, numerous decisions were based on tribal knowledge to relate cause and effect.  Obtaining the proper data too time difficult / consuming when in troubleshooting mode. WD Journey to Information Based Manufacturing Page  16 WD Confidential

®  Starting several years ago, WD embarked on multiple activities across all operations to improve data availability and accessibility  Creating unified data repositories  Aligning data for specific user need  FDC/”ARTIST” for tool control  YMS For Analytics/Data Mining  Factory data systems for planning and operations  These data acquisition and alignment activities were supported by development / deployment of new user interfaces (UI’s)  More detailed and real-time Factory dashboards  Data Analytic tools (Genesis, Discover, etc.) Data analytics went from working on a few key focus issues to choosing dozens of signals that improve manufacturing and device performance results WD’s Data / Information Solutions Page  17 WD Confidential

®  The YMS system, identified signals that factory based “tribal knowledge” would not uncover. Follow-up work done by QA organization supported and validated relationships which resulted in tool improvements in the factory.  Equipment study results, using Genesis, identified yield improvement opportunities in several areas.  Equipment Engineering was able to identify a specific supplier incoming material parameter as being critical for device performance using the YMS system.  Several additional baseline signals have been identified as opportunities to reduce variation and improve yields. Success Stories Page  18 WD Confidential

® Advanced Process Control (APC) in Wafer Fab WD Confidential Background & History  APC Pilot project started in 2008  Fab-wide implementation in 2012/13  APC Software from Rudolph Tech: ARTIST Fault Detection and ProcessWORKS Run-to-Run Control Process Tool Process Tool MetrologyMetrology Metrology Run-to-Run Controller via host Run-to-Run Controller via host Fault Detection Models Controlled Settings Feedforward Controlled Settings vi a ho st vi a ho st Real-time Processing Parameters Real-time Processing Parameters WAFER FLOW à Stop Process Stop Process ACTIONS: MES Wafer hold E-mail notification MES Tool Maint Stop Eq Process Fault Detection Models Feedback Feedback FD Database for offline Analysis Summary data Summary data Run-to-Run Control Improvements  Process Capability: Cpk’s Improved in Photo, Thin Film, CMP, Plating.  Productivity, Cycle Time & Yield: Auto FF & FB calculations & Auto Recipe selection  Capital Cost Avoidance: Intelligent process parameters adjustment. Fault Detection Achievements  Quality & Yield: Annual savings realized by active tool parameters monitoring to improve yields  Productivity & Cycle Time: Enabled condition based maintenance, tool matching, auto maintenance check, auto data logging and data collection for YMS.

® WD has been deploying FDC and APC systems on equipment throughout its Fremont and Asian facilities  Efforts have been ongoing for many years Parallel Efforts on Manufacturing Tools Page  20 WD Confidential  Critical frontend Wafer Fab tools have been enhanced with FDC / APC solutions.  WD team working with RTEC on deployments. Asia Factories are also deploying FDC/APC systems.  Allows improved process control on mature systems unique to magnetic head industry.  FDC capabilities on older tools has extended useful life of these systems in the modern factory.

®  Higher Yields:  Continuous real time tool monitoring interrupt on 1st occurrence.  Enable tool or chamber matching project (also for qualifying new tools and components)  Improves Equipment Availability by reducing down times due to:  Fast and efficient failure analysis to pinpoint tool issue and return to production  Reduces unscheduled downtime  Automate parameter optimization for process (auto O2 flow Adj.)  Maintenance improvements:  Optimize frequency and nature of preventive maintenances  Enable condition-based maintenance (Predictive Maintenance)  Automate preventive maintenance tasks  More efficient operations  Support paperless workflow and eliminate manual tool parameter tracking  Summarize tool data and upload to EDCSPC for interlocking  Promote data driven approach using tool data for process and equipment engineering community Improvements Based on FDC and APC Implementations Page  21 WD Confidential

® Advanced Factory Systems are a “must do” to run a competitive factory. Real time analytics are the name of the game. “It’s the new normal” for MFG! Rudolph is a key provider and partner of Advanced Factory Systems for Advanced Process Control (APC) and Yield Management Systems (YMS). Rudolph is also a key provider and partner for critical metrology tools that allow “real time process control” and active reduction in variation (= higher yields and quality). Takeaways/Conclusion Page  22 WD Confidential

© 2013 WESTERN DIGITAL TECHNOLOGIES, INC. ALL RIGHTS RESERVED Back-up slides May be used if needed delete if not required WD Confidential Page  23